EXHIBIT 99.1

PhytoMedical’s Latest Anti-Cancer Compounds Kill Human Colon Cancer Cells

New tests show PhytoMedical’s ‘next-generation’ compounds kill colon cancer cells; retain key ability to kill glioblastoma cells (brain cancer), similar to Company’s ‘first-generation’ compounds.

Princeton, NJ – March 3, 2008 - PhytoMedical Technologies, Inc. (OTCBB: PYTO) (FWB: ET6), today announced positive results from new tests of the Company’s patented ‘next generation’ anti-cancer compounds, which have demonstrated the ability to kill difficult-to-treat human cancer cells, including colon cancer cells and human glioblastoma cells related to brain cancer, an often fatal form of cancer.

In important tests against a difficult-to-treat strain of human colon cancer cells (HCT116), scientists evaluated the performance of concentrated amounts of PhytoMedical’s newest anti-cancer compounds.  Researchers observed a 50% or greater cancer cell kill rate using these patented compounds, reporting excellent success in the Company’s second phase tests where researchers have employed PhytoMedical’s new, synthetic bis-acridines for the first time.

“Based on encouraging outcomes from early phase one research into our first-generation anti-cancer compounds, we immediately bolstered our efforts and initiated tests of our next-generation compounds.  These phase two tests were specifically designed to target difficult-to-treat strains of human cancer cells, and the resulting outcomes have been very favorable,” explained Mr. Greg Wujek, President and CEO of PhytoMedical Technologies, Inc.

“We’re especially pleased to see that our newest compounds, which are modeled after our first-generation bis-acridines, have continued to remain effective at killing human glioblastoma cells related to brain cancer, while clearly demonstrating their newly-discovered ability to kill cells from human colon cancer, a deadly form of cancer which takes nearly 1,800 lives every single day.”

Despite advances in surgery, chemotherapy, biological therapy, and radiation therapy, the need for a new, effective treatment able to kill colon cancer cells is clear.  According to the World Health Organization, colon cancer – often referred to as, ‘colorectal cancer’ – accounts for an estimated 655,000 deaths per year, globally.  In the United States, colorectal cancer is the fourth most common form of cancer, and was the second leading cause of cancer-related deaths last year (American Cancer Society, 2007).

PhytoMedical’s Cancer Research: Killing Cancer’s DNA

In collaboration with Dartmouth College and Dr. Gordon W. Gribble, PhytoMedical is developing a novel class of patented anti-cancer agents that have a ‘cytotoxic’ or poisonous affinity for cancer cells. These new compounds are designed to bind more tightly to cancer cell DNA than many conventional anticancer drugs by a process called bis-intercalation or “double binding,” much like a molecular staple. Because the DNA is the blueprint of life for the cancer cell, such binding stops the replication of the DNA, which prevents the growth of the cancer cell and it dies.

DNA is present in the nucleus of every cell of all living organisms, which are constantly dividing through a process in which the DNA in the nucleus of the original cell replicates itself to be present in the nuclei of the two new (“daughter”) cells. If this replication cannot occur, the cell will die and the organism will eventually stop growing and die. Cancer is characterized by the development of abnormal cells that divide uncontrollably and have the ability to infiltrate and destroy normal body tissue.

At present, anticancer molecules designed to block the replication of DNA do so through “intercalation,” a mechanism in which the drug inserts itself between one set of adjacent base pairs of the DNA. PhytoMedical believes a more effective anticancer strategy is to design molecules (“bis-intercalators”) that can intercalate simultaneously at two DNA sites, thus further increasing the binding between the drug and the DNA of specific cancer cells in order to stop their replication and ultimately resulting in the death of the cancer cell.

About PhytoMedical Technologies, Inc.

PhytoMedical Technologies, Inc. (OTCBB: PYTO; Frankfurt Stock Exchange: ET6), together with its wholly owned subsidiaries, is a pharmaceutical company focused on research, development and commercialization of pharmaceutical products.

For additional information, please visit www.PhytoMedical.com

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